SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

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/         / Preliminary Proxy Statement.

/       / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/       / Definitive Proxy Statement.

/ X / Definitive Additional Materials.

/       / Soliciting Material Pursuant to § 240.14a-12.

eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance municipals Trust II

Eaton Vance mutual funds trust

Eaton Vance series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance variable Trust

Eaton Vance NextShares Trust

Eaton vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

GLobal Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-to-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eaton Vance Funds

Two International Place

Boston, Massachusetts 02110

CORRECTION TO PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on February 18, 2021

The Trusts/Corporations

eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance municipals Trust II

Eaton Vance mutual funds trust

Eaton Vance series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance variable Trust

Eaton Vance NextShares Trust

Eaton vance NextShares Trust II

The portfolios

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE PORTFOLIO

Global Macro Capital Opportunities Portfolio

GLobal Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-to-15 Year Laddered Municipal Bond Portfolio

**********

The clarifications described below relate to the Proxy Statement furnished in connection with the solicitation of proxies for the Joint Special Meeting of Shareholders to be held on February 18, 2021. Capitalized terms herein have the meanings provided in the Proxy Statement.

Appendix D – Investment Advisory Agreements: Compensation

As stated in the Proxy Statement, the investment advisory fee rates of the Funds will not change as a result of the Transaction. The contractual advisory fee rate under a Fund’s proposed investment advisory agreement will remain the same as the contractual advisory fee rate under that Fund’s existing investment advisory agreement. With respect to the New IAA Series, each of which invests its assets in a Portfolio pursuant to a master-feeder arrangement, there is currently no investment advisory agreement in place. Rather, there exists an investment advisory agreement between the underlying Portfolio and BMR, and the New IAA Series allocates all of its assets to such underlying Portfolio. For consistency across similarly structured funds and investment flexibility, Eaton Vance proposed, and the Board of each such New IAA Series approved, new investment advisory agreements with respect to the New IAA Series. The new investment advisory agreements will not increase fees for the New IAA Series because Eaton Vance will not charge an advisory fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which Eaton Vance or its affiliates serve as an investment adviser and receive an advisory fee. In the event Eaton Vance manages directly any assets of a New IAA Series, the applicable advisory fee rate payable by such New IAA Series will be the same as that payable to BMR by its corresponding Portfolio.

The investment advisory fee information included in Appendix D for Eaton Vance Floating-Rate Advantage Fund (which is a New IAA Series) contained a typographical error in the column titled “Assets on Which Advisory Fee is Charged.” Accordingly, the following replaces in its entirety the row for Eaton Vance Floating-Rate Advantage Fund under “Appendix D – Investment Advisory Agreements: Compensation – Eaton Vance Mutual Funds Trust”:

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Floating-Rate Advantage Fund[2]	Eaton Vance Management

Up to and including $1 billion: 0.5000%

In excess of $1 billion up to and including $2 billion: 0.4500%

In excess of $2 billion up to and including $7 billion: 0.4000%

In excess of $7 billion up to and including $10 billion: 0.3875%

In excess of $10 billion up to and including $15 billion: 0.3750%

In excess of $15 billion: 0.3625%

			None	N/A	10/31	N/A

Fee is based on average daily gross assets per annum that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.

1 Including incorporation of existing fee reduction agreements where applicable.

2 This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

Appendix W – Payments to the Advisers, the Sub-Advisers or Affiliates

The tables in Appendix W show amounts paid by a Fund to the Advisers, the Sub-Advisers, or any of their current or known prospective affiliates (including Morgan Stanley) during each Fund’s most recent fiscal year for the services noted. In order to clarify the description of the services for which fees were paid to Morgan Stanley, the following replaces in their entirety the first two paragraphs under “Appendix W – Payments to the Advisers, the Sub-Advisers or Affiliates – Morgan Stanley”:

EVD pays a portion of the distribution and service fees it receives to Morgan Stanley in connection with sales of Series shares on Morgan Stanley’s distribution platform. Such fees are paid to Morgan Stanley by EVD out of the distribution and service fees it receives under a distribution plan pursuant to Rule 12b-1 of the 1940 Act.

Morgan Stanley and its affiliates may also receive fees for sub-transfer agency services provided to the Funds.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have any questions, please contact Computershare, your Fund’s proxy solicitor, at 866-864-3926.

THIS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.